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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 5, 2001

                Date of Report (Date of earliest event recorded)

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                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number : 1-10853

               North Carolina                                    56-0939887
          (State of Incorporation)                  (I.R.S. Employer Identification No.)

           200 West Second Street
        Winston-Salem, North Carolina                              27101
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                          This Form 8-K has 73 pages.

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ITEM 5. OTHER EVENTS

   On August 9, 2001, BB&T Corporation ("BB&T") completed its merger with F&M National Corporation ("F&M") of Winchester, Virginia. To consummate the merger, F&M's shareholders received 1.09 shares of BB&T common stock in exchange for each share of F&M common stock held, resulting in the issuance of 31.1 million shares of BB&T common stock.

   The transaction was accounted for as a pooling of interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements) for the years ended December 31, 2000, 1999 and 1998, and the supplemental financial information required by Industry Guide 3 contained in BB&T's Annual Report on Form 10-K filed on March 16, 2001, restated for the accounts of F&M, are included in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit                  Description
 -------                  -----------
   11      Computation of Earnings Per Share.        Filed herewith as Note R. of the "Notes
                                                      to Consolidated Financial Statements."

   23      Consent of Independent Public             Filed herewith on page 4.
            Accountants.

   99.1    Report of Independent Public              Filed herewith on page 5.
            Accountants.

   99.2    BB&T's restated audited financial         Filed herewith beginning on Page 7.
            statements and notes thereto, including
            the accounts of F&M.

   99.3    BB&T's restated Securities Act Guide 3    Filed herewith beginning on page 55.
            statistical disclosures, including the
            accounts of F&M.

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BB&T Corporation
                                              (Registrant)

                                          By:        /s/ Sherry A. Kellett
                                            _______________________________
                                                        Sherry A. Kellett
                                          Senior Executive Vice President and
                                           Controller
                                                 (Principal Accounting
                                                  Officer)

Date: October 5, 2001.

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